EXHIBIT 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements as of March 2, 2003 are derived from the unaudited consolidated financial statements of Gristede’s as of and for the 52 weeks ended March 2, 2003 and the audited financial statements of Kings and the underlying accounting records of Kings as of and for the 52 weeks ended March 29, 2003. The unaudited pro forma condensed consolidated financial statements give effect to the Kings acquisition and the other related transactions as if such transactions had occurred on March 4, 2002 with respect to the pro forma statement of operations, and as of March 2, 2003 with respect to the pro forma balance sheet.

The following unaudited pro forma condensed consolidated statement of operations for the 52 week period ended December 1, 2002 is derived from the audited consolidated financial statements of Gristede’s for the 52 weeks ended December 1, 2002 and the unaudited financial statements and underlying accounting records of Kings for the 52 weeks ended December 28, 2002. The pro forma condensed consolidated statement of operations gives effect to our acquisition of Kings and the other related transactions as if such transactions had occurred on December 3, 2001.

The following unaudited pro forma condensed consolidated statement of operations for the 13 weeks ended March 2, 2003 is derived from the unaudited consolidated interim financial statements of Gristede’s for the 13 weeks ended March 2, 2003 and the unaudited interim financial statements of Kings for the 13 weeks ended March 29, 2003. The pro forma condensed consolidated statement of operations gives effect to our acquisition of Kings and the other related transactions as if such transactions had occurred on December 3, 2001.

The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The Kings acquisition will be accounted for under the purchase method of accounting. As discussed in Note 1 to the unaudited pro forma condensed consolidated balance sheet, a determination of the fair value of Kings’ assets and liabilities has not been completed. Under this method, tangible and identifiable intangible assets acquired and liabilities assumed are recorded at their estimated fair values. The excess of the purchase price (which is subject to certain closing adjustments as defined in the stock purchase agreement), including estimated fees and expenses related to the Kings acquisition, over the net assets acquired (“goodwill”) is classified with intangibles on the accompanying unaudited pro forma condensed consolidated balance sheet. In addition to the purchase price allocation, which is subject to an appraisal and may change, there may be post-closing adjustments to the purchase price as defined in the stock purchase agreement, including among other things, a revaluation of the Kings defined benefit pension plan and an adjustment to the Kings deferred rent liability, which amounts cannot be determined presently and are not included herein. The pro forma condensed consolidated financial statements have not been adjusted to reflect any value assigned to the warrants as the value was deemed to be immaterial.

The unaudited pro forma condensed consolidated financial statements do not purport to represent what the results of operations or financial position would actually have been had the Kings acquisition and the other related transactions in fact occurred on such dates or to project results of operations for or at any future period or date.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE 52 WEEKS ENDED MARCH 2, 2003

(dollars in thousands)

	Gristede’s 52 weeks ended March 2, 2003	Kings 52 weeks ended March 29, 2003	Pro Forma Adjustments		Pro Forma
Sales	$265,537	$419,787	$—		$685,324
Cost of sales	160,841	269,660	(1,039	)(1),(6)	429,462

Gross profit	104,696	150,127	1,039		255,862

Store operating, general and administrative expenses	85,928	110,578	—		196,506
Depreciation and amortization(2)	8,461	11,861	—		20,322
Non-store operating expenses	10,267	14,910	—		25,177

Operating income	40	12,778	1,039		13,857

Other income (expense), net:
Interest expense, net	(3,095)	(680)	(16,736	)(3)	(20,892)
			(381	)(4)
Other, net	—	(947)	—		(947)

Total other income (expense), net	(3,095)	(1,627)	(17,117)		(21,839)

(Loss) income before income taxes	(3,055)	11,151	(16,078)		(7,982)
Provision for income taxes	15	4,626	(4,626	)(5)	15

Net (loss) income	(3,070)	6,525	(11,452)		(7,997)

Preferred stock dividend	—	—	(2,366	)(7)	(2,366)

Net (loss) income attributable to common stockholders	$(3,070)	$6,525	$(13,818)		$(10,363)

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the 52 Weeks ended March 2, 2003

(dollars in thousands)

(1)	Represents the elimination of the historical LIFO provision for the current year of $39.

(2)	Amortization of goodwill is no longer permitted pursuant to Statement of Financial Accounting Standards No. 142. Gristede’s adopted SFAS No. 142 effective with its fiscal year beginning December 3, 2001.

(3)	The adjustments to the unaudited pro forma condensed consolidated statement of operations for the 52 weeks ended March 2, 2003 reflect a net increase totaling $16,736 in interest expense, including (i) a decrease of $1,454 applicable to the retirement of indebtedness under the Gristede’s existing bank facility, (ii) an offsetting increase totaling $17,250 for interest expense applicable to the notes, (iii) an increase of $1,000 of amortization of deferred financing costs associated with the units, and (iv) a decrease of $60 for interest income at an assumed interest rate of 2.0% on cash for general corporate purposes. The assumed interest rate on the notes is 11.5%.

(4)	Reflects the write-off of the unamortized deferred financing costs of $549 relating to the old bank credit agreements and reflects the reversal of the amortization recognized of $168 for the deferred financing costs for the year associated with the retired debt.

(5)	Reflects the tax effect of the pro forma statement of operations loss. The pro forma statement of operations does not reflect any deferred tax benefit due to the uncertainty of whether such benefit will be realized.

(6)	Reflects the recognition on a straight-line basis of $1,000 in income allocable from the vendor support agreement over the initial ten-year term of the agreement.

(7)	Reflects the pro forma 11.5% cumulative dividend payable semi-annually of $2,366 on the Series A Preferred Stock on a pay-in-kind basis.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE 52 WEEKS ENDED DECEMBER 1, 2002

(dollars in thousands)

	Gristede’s 52 weeks ended December 1, 2002	Kings 52 weeks ended December 28, 2002	Pro Forma Adjustments		Pro Forma
Sales	$250,733	$427,645	$—		$678,378
Cost of sales	151,435	274,481	(1,369	)(1),(6)	424,547

Gross profit	99,298	153,164	1,369		253,831

Store operating, general and administrative expenses	79,402	111,735	—		191,137
Depreciation and amortization(2)	7,990	11,854	—		19,844
Non-store operating expenses	9,830	12,570	—		22,400

Operating income	2,076	17,005	1,369		20,450

Other income (expense), net:
Interest expense, net	(2,962)	(552)	(16,768	)(3)	(20,658)
			(376	)(4)
Other income	—	(523)	—		(523)

Total other income (expense), net	(2,962)	(1,075)	(17,144)		(21,181)

(Loss) income before income taxes	(886)	15,930	(15,775)		(731)
Provision for income taxes	40	6,608	(6,608	)(5)	40

Net (loss) income	(926)	9,322	(9,167)		(771)

Preferred stock dividend	—	—	(2,366	)(7)	(2,366)

Net (loss) income attributable to common stockholders’	$(926)	$9,322	$(11,533)		$(3,137)

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the 52 Weeks ended December 1, 2002

(dollars in thousands)

(1)	Represents the elimination of the historical LIFO provision for the current year of $369.

(2)	Amortization of goodwill is no longer permitted pursuant to Statement of Financial Accounting Standards No. 142. Gristede’s adopted SFAS No. 142 effective with its fiscal year beginning December 3, 2001.

(3)	The adjustments to the unaudited pro forma condensed consolidated statement of operations for the 52 weeks ended December 1, 2002 reflect: a net increase totaling $16,768 in interest expense, including (i) a decrease of $1,422 applicable to the retirement of indebtedness under the Gristede’s existing bank facility, (ii) an offsetting increase totaling $17,250 for interest expense applicable to the notes, (iii) an increase of $1,000 of amortization of deferred financing costs associated with the units, and (iv) a decrease of $60 for interest income at an assumed interest rate of 2.0% on cash for general corporate purposes. The assumed interest rate on the notes is 11.5%.

(4)	Reflects the write-off of the remaining deferred financing costs of $532 that were not amortized for the old bank credit agreements retired effective as if the Kings acquisition occurred on December 3, 2001 and reflects the reversal of the amortization recognized of $156 for deferred financing costs for the year associated with the retired debt.

(5)	Reflects the tax effect of the pro forma statement of operations loss. The pro forma statement of operations does not reflect any deferred tax benefit due to the uncertainty of whether such benefit will be realized.

(6)	Reflects the recognition on a straight-line basis of $1,000 in income allocable from the vendor support agreement over the initial ten-year term of the agreement.

(7)	Reflects the pro forma 11.5% cumulative dividend payable semi-annually of $2,366 on the Series A Preferred Stock on a pay-in-kind basis.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE 13 WEEKS ENDED MARCH 2, 2003

(dollars in thousands)

	Gristede’s 13 weeks ended March 2, 2003	Kings 13 weeks ended March 29, 2003	Pro Forma Adjustments		Pro Forma
Statement of Operations Data:
Sales	$74,595	$102,206	—		$176,801
Cost of sales	45,436	66,023	$(17	)(1),(6)	111,442

Gross profit	29,159	36,183	17		65,359

Store operating, general and administrative expenses	24,566	27,542	—		52,108
Depreciation and amortization(2)	2,380	2,901	—		5,281
Non-store operating expenses	2,754	5,616	—		8,370

Operating (loss) income	(541)	124	17		(400)

Other income (expense)—net:
Interest expense, net	(842)	(224)	(4,172	)(3)	(5,190)
			48	(4)
Other, net	—	(494)	—		(494)

Total other income (expense)—net	(842)	(718)	(4,124)		(5,684)

(Loss) income before income taxes	(1,383)	(594)	(4,107)		(6,084)
Provision (benefit) for income taxes	—	(246)	246	(5)	—

Net (loss) income	(1,383)	(348)	(4,353)		(6,084)

Preferred stock dividend	—	—	(575	)(7)	(575)

Net (loss) income attributable to common stockholders	$(1,383)	$(348)	$(4,928)		$(6,659)

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the 13 Weeks ended March 2, 2003

(dollars in thousands)

(1)	Represents the elimination of the decrease in historical LIFO provision for the current period of $233.

(2)	Amortization of goodwill is no longer permitted pursuant to Statement of Financial Accounting Standards No. 142. Gristede’s adopted SFAS No. 142 effective with its fiscal year beginning December 3, 2001.

(3)	The adjustments to the unaudited pro forma condensed consolidated statement of operations for the 13 weeks ended March 2, 2003 reflect: a net increase totaling $4,172 in interest expense, including (i) a decrease of $376 applicable to the retirement of indebtedness under Gristede’s existing bank facility, (ii) an offsetting increase totaling $4,313 for interest expense applicable to the notes, (iii) an increase of $250 of amortization of deferred financing costs associated with the units, and (iv) a decrease of $15 for interest income at an assumed interest rate of 2.0% on cash for general corporate purposes. The assumed interest rate on the notes is 11.5%.

(4)	Reflects the reversal of the amortization recognized of $48 for deferred financing costs for the period associated with the retired debt.

(5)	Reflects the tax effect of the pro forma statement of operations loss. The pro forma statement of operations does not reflect any deferred tax benefit due to the uncertainty as to whether such benefit will be realized.

(6)	Reflects the pro forma recognition on a straight-line basis of $250 in income allocable from the vendor support agreement over the initial ten-year term of the agreement.

(7)	Reflects the pro forma 11.5% cumulative dividend payable semi-annually of $575 on the Series A Preferred Stock on a pay-in-kind basis.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

MARCH 2, 2003

(dollars in thousands)

	Gristede’s March 2, 2003	Kings March 29, 2003	Pro Forma Adjustments		Pro Forma(1)
ASSETS
CURRENT ASSETS:
Cash	$616	$7,077	$(4,062	)(2a),(2c),(2d)	$3,631
Accounts receivable	7,918	3,351	—		11,269
Inventory	39,414	8,464	7,801	(4)	55,679
Due from related parties—trade	225	450	—		675
Current deferred tax assets	—	3,668	(3,668	)(2c),(3)	—
Prepaid expenses and other current assets	2,073	2,483	—		4,556

Total current assets	50,246	25,493	71		75,810

Property and equipment	66,581	70,418	—		136,999
Goodwill and other intangible assets	—	—	59,853	(2b),(2c)	59,853
Deferred tax assets	—	11,600	(11,600	)(2c),(3)	—
Due from related parties—trade	1,414	—	—		1,414
Other assets	4,931	1,756	7,000	(2a),(2d)	13,292
			(395	)(2a)

TOTAL ASSETS	$123,172	$109,267	$54,929		$287,368

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$38,653	$9,313	$—		$47,966
Accrued payroll, vacation and withholdings	3,438	6,855	—		10,293
Capitalized lease obligations—current portion	5,590	733	—		6,323
Current portion of long term debt	2,576	—	(2,285	)(2a),(2d)	291
			—
Vendor support agreement	—	—	1,000	(2a),(2d)	1,000
Due to affiliates—trade	217	—	—		217

Total current liabilities	50,474	16,901	(1,285)		66,090
Long-term debt—noncurrent portion	27,700	—	(27,700	)(2a),(2d)	—
Senior secured notes	—	—	150,000	(2a),(2d)	150,000
Accrued expenses—other	—	4,314	—		4,314
Due to affiliate	16,188	—	(16,188	)(2a),(2d)	—
Capitalized lease obligations—noncurrent portion	14,194	7,659	—		21,853
Vendor support agreement	—	—	9,000	(2a),(2d)	9,000
Deferred rent	5,333	5,702	—		11,035

Total liabilities	113,889	34,576	113,827		262,292

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—	16,188	(2a),(2d)	16,188
Common stock	393	—	—		393
Additional paid-in capital	14,136	—	—		14,136
(Accumulated deficit)/retained earnings	(5,246)	76,147	(76,147	)(2c)	(5,641)
			(395	)(2a)
Accumulated other comprehensive loss	—	(1,456)	1,456	(2c)	—

Total stockholders’ equity	9,283	74,691	(58,898)		25,076

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$123,172	$109,267	$54,929		$287,368

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

March 2, 2003

(dollars in thousands)

(1)	The determination of the fair values of Kings’ assets and liabilities has not been completed and will be subject to an appraisal. Upon completion of such valuation, we will allocate the purchase price to Kings’ assets and liabilities, both tangible and intangible, with the excess of the cost over the fair value of the net assets acquired allocated to goodwill. Management expects that, based on such allocation, additional purchase accounting adjustments will be made to Kings’ assets and liabilities.

(2)

a.	Reflects an increase from (a) the issuance of $16,188 in aggregate stated amount of Series A Preferred Stock to an affiliate of John A. Catsimatidis, (b) a $10,000 cash infusion from a vendor support agreement and (c) the issuance of $150,000 of units, net of estimated transaction costs of $7,000. These are offset by: (i) the repayment of $29,985 of indebtedness under Gristede’s existing bank facility, (ii) the repayment of $16,188 in loans from an affiliate of John A. Catsimatidis and (iii) the write-off of the deferred financing costs of $395 related to the retired debt. As of June 1, 2003, Gristede’s had approximately $20,000 in loans outstanding from an affiliate of John A. Catsimatidis. As of the date hereof, Gristede’s will issue $20,000 in aggregate stated amount of Series A Preferred Stock to an affiliate of John A. Catsimatidis.

b.	Reflects the excess of cost over the fair value of the net assets to be acquired in connection with the Kings acquisition. The $120,000 purchase price for Kings exceeds the net book value of assets to be acquired by $59,853, which excess has been allocated to goodwill.

c.	Reflects adjustments related to the Kings acquisition, including the elimination of historical retained earnings, accumulated other comprehensive loss, a cash dividend of $7,077 and deferred tax assets of Kings.

d.	The pro forma balance sheet gives effect to the Kings acquisition and this offering as if such transactions occurred on March 2, 2003. It also reflects the net increases and decreases in cash from (i) the gross proceeds received from the units less the transaction costs, (ii) the repayment of affiliate debt, (iii) the cash received with the issuance of Series A Preferred Stock, (iv) the cash received from the vendor support agreement, (v) amounts used to retire debt from Gristede’s existing bank facility and (vi) the purchase of common stock of Kings as set forth in the following table:

Units	$150,000
Issuance of Series A Preferred Stock	16,188
Proceeds from vendor support agreement	10,000
Purchase of Kings common stock	(120,000)
Repay existing bank debt	(29,985)
Repayment of affiliate debt	(16,188)
Transaction costs	(7,000)

Net cash increase	$3,015

(3)	The pro forma balance sheet does not reflect any deferred tax assets due to the uncertainty as to whether such assets will be realized. Gristede’s expects to make an IRS 338h(10) election to allow it to reflect the book and tax bases of the assets acquired at fair value.

(4)	Represents LIFO to FIFO adjustment.